SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-NORTEK INC-COMMON

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 9/03/97            1,800-           25.5556
                                 7/18/97            2,000-           26.5000
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 9/09/97            3,000-           25.2750
                                 9/08/97            2,000-           25.4336
               THE GABELLI ASSET FUND
                                 9/08/97            2,000-           25.2617
                                 8/12/97            3,000-           25.4699
          GAMCO INVESTORS, INC.
                                 9/11/97            2,000-           25.7679
          GAMCO INVESTORS, INC.
                                 9/12/97            1,500-           25.7500
                                 9/11/97            7,000-             *DO
                                 9/11/97            1,500-           25.7679
                                 9/10/97            6,000-           25.7031
                                 9/08/97            3,400-           25.6507
                                 9/05/97            3,600-           25.5764
                                 9/02/97            2,000-           25.3750
                                 8/28/97            3,300-           25.1591
                                 8/27/97            3,500-           24.6875
                                 8/25/97            1,000-           25.0625
                                 8/21/97            2,000-           25.3125
                                 8/21/97              600-             *DO
                                 8/19/97            3,000-           25.3542
                                 8/18/97            1,000-           25.5000
                                 8/05/97              500-             *DO
                                 8/04/97              500-           24.8750
                                 8/01/97            9,000-           24.3750
                                 7/31/97            3,000-           24.3750
                                 7/31/97            1,000-             *DO
                                 7/30/97            2,500-           24.1750
                                 7/29/97            1,000-           24.8750
                                 7/29/97            2,500-           24.6750







                                       27

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-NORTEK INC-COMMON

         GAMCO INVESTORS, INC.
                                 7/28/97            5,300-           24.8255
                                 7/25/97            1,500-           25.5625
                                 7/24/97           12,500-           26.5300
                                 7/24/97            8,000-           26.5000
                                 7/23/97              500-           27.0000
                                 7/21/97            1,000-           26.6250
                                 7/18/97            2,000-           26.5000
                                 7/15/97            1,000-           26.5000
                                 7/14/97            4,000-           26.5000
                                 7/10/97            1,000-           26.0000






















         (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

         (2) PRICE EXCLUDES COMMISSION.

         (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.




                                       28